Consolidated Statements of Operations (USD $)	9 Months Ended
	Dec. 31, 2014	Dec. 31, 2013
Revenue
Mobile	$ 13,506	$ 63,825
Software	95,715	17,980
Software maintenance and consulting	272,830	275,529
Total revenue	382,051	357,334
Operating expenses
Cost of revenue	23,834	64,719
Selling, general and administrative	201,885	274,248
Research and development	232,007	147,606
Total operating expenses	457,726	486,573
Income (loss) from operations	(75,675)	(129,239)
Other income (expense):
Gain on disposition of assets
Other expense
Interest income , net	17,136	18,620
Total other income	17,136	18,620
Income (loss) before income taxes	(58,539)	(110,619)
Income tax benefit	$ 65,030	$ 47,630
Net income	$ 6,491	$ (62,989)
Basic and diluted income per share	$ 0.0000	$ 0.000
Weighted average number of shares outstanding	140,499,657	135,460,867